UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2005

MAYTAG CORPORATION

(Exact name of registrant as specified in its charter)

A Delaware Corporation

(State or other jurisdiction incorporation)

Commission file number 1-655

I.R.S. Employer Identification No. 42-0401785

403 West Fourth Street North, Newton, Iowa 50208

(Address of principal executive offices)

Registrant’s telephone number: 641-792-7000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4 ( c) under the Exchange Act (17 CFR 240.13e-4(c) )

Item 8.01. Other events

Maytag Corporation announced November 16, 2005, two key organizational changes. Arthur B. Learmonth, President of Maytag Services business unit, is promoted to the position of Acting President for Maytag Appliances business unit. Learmonth, 59, will lead Maytag’s largest business unit, which manufactures and markets major appliances and floor care products sold in North America. David R. McConnaughey, 49, Vice President, Maytag All-Brand Services in Maytag Services, is promoted to the position of Acting President, Maytag Services, replacing Learmonth. Maytag Services is the leader in home appliance repair. It provides repair and maintenance to Maytag brand appliances as well as other major appliance brands. Both Learmonth and McConnaughey will report directly to Ralph F. Hake, Maytag chairman and CEO.

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Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

The exhibits accompanying this report are listed in the accompanying Exhibit Index.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maytag Corporation
(Registrant)

By:	/s/ George C. Moore
George C. Moore
Executive Vice President and Chief Financial Officer

November 16, 2005
(Date)

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EXHIBIT INDEX

The following exhibits are filed herewith.

Exhibit No.
99	Press release announcing appointment of officers

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